INCOME TAXES (Details 1) - USD ($)	12 Months Ended
	Dec. 31, 2022	Dec. 31, 2021
INCOME TAXES
Income tax benefit computed at the statutory rate	$ (889,215)	$ 399,307
Permanent differences	235,561	161,286
Deferred tax provision (benefit)	0	(1,314)
Net operating loss carryforwards	653,654	238,021
Temporary differences	0	0
penalties and interest	0	0
Provision for income taxes, current	0	0
Temporary differences1	$ 0	$ (1,314)